Exhibit 99.1

PDL Community Bancorp Announces 2018 Second Quarter Results

New York (August 8, 2018): PDL Community Bancorp, (the “Company”) (NASDAQ: PDLB), the holding company for Ponce Bank (the “Bank”), reported net income of $699,000, or $0.04 per basic and diluted share for the quarter ended June 30, 2018 compared to net income of $1.1 million for the same period in 2017. For the six months ended June 30, 2018 net income was $1.6 million or $0.09 per basic and diluted share as compared to $1.7 million for the same period last year. The Company was formed on September 29, 2017 in conjunction with the reorganization of Ponce De Leon Federal Bank, Ponce Bank’s predecessor, into Ponce Bank Mutual Holding Company, a mutual holding company. Accordingly, the Company’s financial results of prior periods are solely those of Ponce Bank.

“We are focused on adding value to our stakeholders and are pleased with our progress” said Steven A. Tsavaris, Executive Chairman. Carlos P. Naudon, President and CEO, noted that “we continue our healthy organic loan growth while at the same time improving asset quality.”

Net Interest Income

Net interest income was $9.1 million for the quarter ended June 30, 2018, up $1.0 million, or 12.3%, from $8.1 million for the quarter ended June 30, 2017. The increase in net interest income for the quarter ended June 30, 2018 compared to the same period in 2017 reflects a $1.7 million, or 17.5%, increase in total interest and dividend income offset by an increase of $629,000, or 38.8%, in total interest expense. The net interest rate spread and net interest margin were 3.64% and 3.96%, respectively, for the quarter ended June 30, 2018 compared to 4.07% and 4.29%, respectively, for the same period in 2017. The increase in interest and dividend income is primarily due to growth in the investor-owned one-to-four family, multifamily, nonresidential, and construction and land loans, that provided an increase in average outstanding loans of $134.3 million or 18.9%, for the quarter ended June 30, 2018 compared to the same period in 2017. The average yield on loans decreased to 5.26% for the quarter ended June 30, 2018 from 5.42% for the same period in 2017. The increase in interest expense is primarily due to an increase in average certificates of deposits of $68.2 million or 17.9% for the quarter ended June 30, 2018 compared to the same period in 2017. The average cost on certificates of deposits increased to 1.65% for the quarter ended June 30, 2018 from 1.50% for the same period in 2017. The average cost of all interest-bearing liabilities increased to 1.30% for the quarter ended June 30, 2018 from 1.08% for the same period in 2017.

Noninterest Income

Noninterest income was $524,000 for the quarter ended June 30, 2018, down $360,000, or 40.7%, from $884,000 for the same period in 2017. The decrease is mainly attributed to a decrease of $126,000 in brokerage commissions combined with a decrease of $183,000 in late and prepayment charges.

Noninterest Expense

Noninterest expenses were $8.5 million for the quarter ended June 30, 2018, up $1.5 million, or 21.4%, from $7.0 million for the same period in 2017. The increase is mainly attributed to an increase of $607,000 in total compensation and benefits expense which included $201,000 in Employee Stock Ownership Plan expense, an increase of $333,000 in professional services, and a net loss of $197,000 related to loans sold.

Asset Quality

Nonaccrual loans decreased to $6.7 million or 0.69% of total assets at June 30, 2018 from $11.4 million or 1.23% of total assets at December 31, 2017. The decrease is mainly attributed to decreases in nonaccruals of $1.4 million in nonresidential properties, $1.8 million in owner-occupied one-to-four family residential, and $871,000 in investor-owned one-to-four family residential. Additionally, 4 non-accruing loans totaling $2.4 million were sold for a net loss of $197,000 during the quarter.

Provision for loan losses was $337,000 for the quarter ended June 30, 2018, compared to $207,000 for the same period in 2017. The allowance for loan losses was $11.8 million, or 1.36%, of total loans at June 30, 2018, compared to $11.1 million, or 1.37%, of total loans at December 31, 2017. Net charge-offs totaled $13,000 for the quarter ended June 30, 2018, compared to $24,000 for the same period in 2017.

Balance Sheet

Total assets increased $43.3 million, or 4.7%, to $968.8 million at June 30, 2018 from $925.5 million at December 31, 2017. Net loans increased $51.7 million, or 6.5%, to $850.4 million at June 30, 2018 from $798.7 million at December 31, 2017. The increase in net loans was primarily attributed to increases of $29.7 million or 15.7% in multifamily residential and $17.6 million or 11.6% in nonresidential properties.

Total deposits increased $39.3 million, or 5.5%, to $753.3 million at June 30, 2018 from $714.0 million at December 31, 2017. The increase in deposits was primarily attributed to increases in certificates of deposits of $24.7 million or 6.0% and an increase of $12.1 million or 26.0% in money market accounts.

Total stockholders’ equity was $166.6 million at June 30, 2018 compared to $164.8 million at December 31, 2017. The Company and the Bank exceeded all regulatory capital requirements to be deemed well-capitalized at June 30, 2018. The Bank’s total capital to risk-weighted assets ratio was 20.07%, tier 1 capital to risk-weighted assets ratio and common equity tier 1 capital ratio was 18.81%, and tier 1 capital to total assets ratio was 14.03% at June 30, 2018 compared to 20.73%, 19.48%, and 14.67%, respectively, at December 31, 2017.

About PDL Community Bancorp

PDL Community Bancorp is the holding company for Ponce Bank. The Bank’s business primarily consists of taking deposits from the general public and investing those deposits, together with funds generated from operations and borrowings, in mortgage loans, consisting of one-to-four family residences (investor-owned and owner-occupied), multifamily residences, nonresidential properties and construction and land, and, to a lesser extent, in business and consumer loans. The Bank also invests in securities, which have historically consisted of U.S. Government and federal agency securities and securities issued by government-sponsored or -owned enterprises, as well as, mortgage-backed securities and Federal Home Loan Bank stock. The Bank offers a variety of deposit accounts, including demand, savings, money market and certificates of deposit.

Forward Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in the value of securities in the Company’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the prospectus and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, PDL Community Bancorp’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation.

PDL Community Bancorp and Subsidiaries

Consolidated Balance Sheets

(Dollars in thousands, except for share data)

	As of
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
ASSETS
Cash and due from banks:
Cash	$7,088	$6,570	$24,746	$4,716	$4,096
Interest-bearing deposits in banks	42,094	52,409	34,978	51,629	5,400
Total cash and cash equivalents	49,182	58,979	59,724	56,345	9,496
Available-for-sale securities, at fair value	28,144	28,422	28,897	29,312	29,668
Loans held for sale	—	—	—	—	2,143
Loans receivable, net	850,426	823,014	798,703	767,721	732,520
Accrued interest receivable	3,350	3,202	3,335	3,132	2,917
Premises and equipment, net	28,366	27,684	27,172	25,729	25,599
Federal Home Loan Bank Stock (FHLB), at cost	2,617	1,673	1,511	1,448	1,288
Deferred tax assets	3,805	3,801	3,909	5,563	3,378
Other assets	2,923	2,848	2,271	3,013	5,987
Total assets	$968,813	$949,623	$925,522	$892,263	$812,996
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits	$753,255	$752,267	$713,985	$698,655	$702,406
Accrued interest payable	141	61	42	32	31
Advance payments by borrowers for taxes and insurance	5,491	6,999	5,025	5,967	4,661
Advances from the Federal Home Loan Bank and others	37,775	20,000	36,400	15,000	8,000
Other liabilities	5,573	4,582	5,285	4,101	3,224
Total liabilities	802,235	783,909	760,737	723,755	718,322
Commitments and contingencies
Stockholders' Equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued
Common stock, $0.01 par value; 50,000,000 shares authorized; 18,463,028 shares issued and outstanding	185	185	185	185	—
Additional paid-in-capital	84,488	84,419	84,351	84,099	—
Retained earnings	96,495	95,796	94,855	97,719	100,929
Accumulated other comprehensive loss	(8,076)	(8,052)	(7,851)	(6,257)	(6,255)
Unearned compensation - ESOP	(6,514)	(6,634)	(6,755)	(7,238)	—
Total stockholders' equity	166,578	165,714	164,785	168,508	94,674
Total liabilities and stockholders' equity	$968,813	$949,623	$925,522	$892,263	$812,996

PDL Community Bancorp and Subsidiaries

Consolidated Statements of Income (Loss)

(Dollars in thousands, except per share data)

	For the Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Interest and dividend income:
Interest on loans receivable	$11,053	$10,386	$10,106	$9,893	$9,581
Interest and dividends on investment securities and FHLB stock	330	324	221	271	123
Total interest and dividend income	11,383	10,710	10,327	10,164	9,704
Interest expense:
Interest on certificates of deposit	1,847	1,750	1,599	1,574	1,428
Interest on other deposits	199	185	168	176	161
Interest on borrowings	204	98	83	66	32
Total interest expense	2,250	2,033	1,850	1,816	1,621
Net interest income	9,133	8,677	8,477	8,348	8,083
Provision for loan losses	337	94	1,219	238	207
Net interest income after provision for loan losses	8,796	8,583	7,258	8,110	7,876
Noninterest income:
Service charges and fees	214	223	224	231	225
Brokerage commissions	42	96	94	167	168
Late and prepayment charges	52	211	207	157	235
Other	216	355	169	213	256
Total noninterest income	524	885	694	768	884
Noninterest expense:
Compensation and benefits	4,563	4,458	5,104	4,220	3,956
Occupancy expense	1,717	1,491	1,588	1,412	1,400
Data processing expenses	300	408	293	316	413
Direct loan expenses	152	155	171	189	184
Insurance and surety bond premiums	99	89	64	44	79
Office supplies, telephone and postage	352	300	317	250	282
FDIC deposit insurance assessment	66	68	4	122	58
Charitable foundation contributions	—	—	—	6,293	—
Other operating expenses	1,206	1,290	1,195	884	623
Total noninterest expense	8,455	8,259	8,736	13,730	6,995
Income (loss) before income taxes	865	1,209	(784)	(4,852)	1,765
Provision for income taxes (benefit)	166	268	2,081	(1,643)	641
Net income (loss)	$699	$941	$(2,865)	$(3,209)	$1,124
Earnings per share for the period:
Basic	$0.04	$0.05	$(0.16)	N/A	N/A
Diluted	$0.04	$0.05	$(0.16)	N/A	N/A

PDL Community Bancorp and Subsidiaries

Consolidated Statements of Income

(Dollars in thousands, except per share data)

	For the Six Months Ended June 30,
	2018	2017	$	%
Interest and dividend income:
Interest on loans receivable	$21,439	$18,172	$3,267	17.98%
Interest and dividends on investment securities and FHLB stock	654	325	329	101.23%
Total interest and dividend income	22,093	18,497	3,596	19.44%
Interest expense:
Interest on certificates of deposit	3,597	2,744	853	31.09%
Interest on other deposits	383	311	72	23.15%
Interest on borrowings	303	61	242	396.72%
Total interest expense	4,283	3,116	1,167	37.45%
Net interest income	17,810	15,381	2,429	15.79%
Provision for loan losses	431	259	172	66.41%
Net interest income after provision for loan losses	17,379	15,122	2,257	14.93%
Noninterest income:
Service charges and fees	437	454	(17)	(3.74%)
Brokerage commissions	138	286	(148)	(51.75%)
Late and prepayment charges	263	446	(183)	(41.03%)
Other	571	456	115	25.22%
Total noninterest income	1,409	1,642	(233)	(14.19%)
Noninterest expense:
Compensation and benefits	8,918	7,785	1,133	14.55%
Occupancy expense	3,208	2,826	382	13.52%
Data processing expenses	708	866	(158)	(18.24%)
Direct loan expenses	307	379	(72)	(19.00%)
Insurance and surety bond premiums	188	161	27	16.77%
Office supplies, telephone and postage	652	536	116	21.64%
FDIC deposit insurance assessment	134	124	10	8.06%
Other operating expenses	2,599	1,414	1,185	83.80%
Total noninterest expense	16,714	14,091	2,623	18.61%
Income before income taxes	2,074	2,673	(599)	(22.41%)
Provision for income taxes	434	986	(552)	(55.98%)
Net income	$1,640	$1,687	$(47)	(2.79%)
Earnings per share for the period:
Basic	$0.09	N/A	N/A	N/A
Diluted	$0.09	N/A	N/A	N/A

PDL Community Bancorp and Subsidiaries

Key Metrics

	At or for the Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Performance Ratios:
Return on average assets	0.29%	0.41%	(1.27%)	(1.43%)	0.57%
Return on average equity	1.68%	2.30%	(6.74%)	(12.93%)	4.75%
Net interest rate spread (1)	3.64%	3.61%	3.54%	3.58%	4.07%
Net interest margin (2)	3.96%	3.95%	3.88%	3.86%	4.29%
Noninterest expense to average assets	3.54%	3.61%	3.86%	6.11%	3.56%
Efficiency ratio (3)	87.55%	86.37%	95.26%	150.61%	78.02%
Average interest-earning assets to average interest- bearing liabilities	132.89%	135.79%	139.76%	133.72%	125.73%
Average equity to average assets	17.45%	17.91%	18.77%	11.05%	12.03%
Capital Ratios:
Total capital to risk weighted assets (bank only)	20.07%	20.52%	20.73%	21.41%	17.34%
Tier 1 capital to risk weighted assets (bank only)	18.81%	19.26%	19.48%	20.15%	16.09%
Common equity Tier 1 capital to risk-weighted assets ( bank only)	18.81%	19.26%	19.48%	20.15%	16.09%
Tier 1 capital to average assets (bank only)	14.03%	14.25%	14.67%	14.91%	12.70%
Asset Quality Ratios:
Allowance for loan losses as a percentage of total loans	1.36%	1.37%	1.37%	1.43%	1.43%
Allowance for loan losses as a percentage of nonperforming loans	176.63%	122.81%	97.05%	118.32%	138.27%
Net (charge-offs) recoveries to average outstanding loans	0.00%	0.12%	(0.64%)	0.13%	0.04%
Non-performing loans as a percentage of total loans	0.77%	1.11%	1.41%	1.21%	1.04%
Non-performing loans as a percentage of total assets	0.69%	0.98%	1.23%	1.06%	0.95%
Total non-performing assets as a percentage of total assets	0.69%	0.98%	1.23%	1.06%	0.95%
Total non-performing assets, accruing loans past due 90 days or more, and accruing troubled debt restructured loans as a percentage of total assets	1.87%	2.25%	2.72%	2.61%	3.05%
Other:
Number of offices	14	14	14	14	14
Number of full-time equivalent employees	194	192	177	171	178

(1)	Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of average interest-bearing liabilities.
(2)	Net interest margin represents net interest income divided by average total interest-earning assets.
(3)	Efficiency ratio represents noninterest expense divided by the sum of net interest income and noninterest income.

Key metrics calculated on income statement items were annualized where appropriate.

PDL Community Bancorp and Subsidiaries

Loan Portfolio

	For the Quarters Ended
	June 30,		March 31,		December 31,		September 30,		June 30,
	2018		2018		2017		2017		2017
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
	(Dollars in thousands)
Mortgage loans:
1-4 family residential
Investor Owned	$296,490	34.44%	$290,509	34.86%	$287,158	35.51%	$279,275	35.90%	$256,989	34.62%
Owner-Occupied	92,208	10.71%	96,943	11.63%	100,854	12.47%	99,661	12.81%	99,901	13.46%
Multifamily residential	218,210	25.34%	204,474	24.54%	188,550	23.31%	177,181	22.78%	172,167	23.19%
Nonresidential properties	168,788	19.60%	158,525	19.03%	151,193	18.69%	152,692	19.63%	155,670	20.97%
Construction and land	72,574	8.43%	67,971	8.16%	67,240	8.31%	52,483	6.75%	42,116	5.67%
Total mortgage loans	848,270	98.52%	818,422	98.21%	794,995	98.30%	761,292	97.87%	726,843	97.91%
Nonmortgage loans:
Business loans	11,698	1.36%	13,925	1.67%	12,873	1.59%	15,600	2.01%	14,654	1.97%
Consumer loans	1,027	0.12%	975	0.12%	886	0.11%	943	0.12%	850	0.11%
Total nonmortgage loans	12,725	1.48%	14,900	1.79%	13,759	1.70%	16,543	2.13%	15,504	2.09%
	860,995	100.00%	833,322	100.00%	808,754	100.00%	777,835	100.00%	742,347	100.00%

Net deferred loan origination costs	1,182		1,101		1,020		1,033		828
Allowance for losses on loans	(11,751)		(11,409)		(11,071)		(11,147)		(10,655)

Loans, net	$850,426		$823,014		$798,703		$767,721		$732,520

PDL Community Bancorp and Subsidiaries

Nonperforming Assets

	For the Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
	(Dollars in thousands)
Nonaccrual loans:
Mortgage loans:
1-4 family residential
Investor owned	$208	$209	$1,034	$402	$571
Owner occupied	1,481	1,951	2,624	2,630	2,463
Multifamily residential	—	—	521	—	—
Nonresidential properties	142	633	1,387	653	867
Construction and land	1,111	1,097	1,075	1,075	1,008
Nonmortgage loans:
Business	—	30	147	12	12
Consumer	—	—	—	—	—
Total nonaccrual loans (not including non-accruing troubled debt restructured loans)	$2,942	$3,920	$6,788	$4,772	$4,921

Non-accruing troubled debt restructured loans:
Mortgage loans:
1-4 family residential
Investor owned	$1,099	$1,122	$1,144	$1,168	$1,190
Owner occupied	2,007	2,983	2,693	2,698	810
Multifamily residential	—	—	—	—	—
Nonresidential properties	606	1,265	783	783	785
Construction and land	—	—	—	—	—
Nonmortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total non-accruing troubled debt restructured loans	3,712	5,370	4,620	4,649	2,785
Total nonaccrual loans	$6,654	$9,290	$11,408	$9,421	$7,706
Real estate owned:
Mortgage loans:
1-4 family residential
Investor owned	$—	$—	$—	$—	$—
Owner occupied
Multifamily residential	—	—	—	—	—
Nonresidential properties	—	—	—	—	—
Construction and land	—	—	—	—	—
Nonmortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total real estate owned	—	—	—	—	—
Total nonperforming assets	$6,654	$9,290	$11,408	$9,421	$7,706
Accruing loans past due 90 days or more:
Mortgage loans:
1-4 family residential
Investor owned	$—	$—	$7	$—	$—
Owner occupied	—	—	—	—	—
Multifamily residential	—	—	—	—	—
Nonresidential properties	—	—	—	—	—
Construction and land	—	—	—	—	—
Nonmortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total accruing loans past due 90 days or more	$—	$—	$7	$—	$—
Accruing troubled debt restructured loans:
Mortgage loans:
1-4 family residential
Investor owned	$5,707	$5,738	$6,559	$6,594	$7,108
Owner occupied	3,911	4,424	4,756	4,784	5,439
Multifamily residential	—	—	—	—	—
Nonresidential properties	1,458	1,468	1,958	1,968	4,009
Construction and land	—	—	—	—	—
Nonmortgage loans:
Business	421	454	477	501	516
Consumer	—	—	—	—	—
Total accruing troubled debt restructured loans	$11,497	$12,084	$13,750	$13,847	$17,072
Total nonperforming assets, accruing loans past due 90 days or more and accruing troubled debt restructured loans	$18,151	$21,374	$25,165	$23,268	$24,778
Total nonperforming loans to total loans	0.77%	1.11%	1.41%	1.21%	1.04%
Total nonperforming assets to total assets	0.69%	0.98%	1.23%	1.06%	0.95%
Total nonperforming assets, accruing loans past due 90 days or more and accruing troubled debt restructured loans to total assets	1.87%	2.25%	2.72%	2.61%	3.05%

PDL Community Bancorp and Subsidiaries

Average Balance Sheets - Quarter

	For the Three Months Ended June 30,
	2018			2017

	Average			Average
	Outstanding		Average	Outstanding		Average
	Balance	Interest	Yield/Rate (1)	Balance	Interest	Yield/Rate (1)
	(Dollars in thousands)
Interest-earning assets:
Loans	$843,641	$11,053	5.26%	$709,330	$9,581	5.42%
Available-for-sale securities	28,267	104	1.48%	34,251	90	1.05%
Other (2)	52,967	226	1.71%	11,752	33	1.13%
Total interest-earning assets	924,875	11,383	4.94%	755,333	9,704	5.15%
Non-interest-earning assets	33,424			33,568
Total assets	$958,299			$788,901
Interest-bearing liabilities:
Savings accounts	$126,133	$148	0.47%	$128,004	$123	0.39%
Interest-bearing demand	84,339	50	0.24%	74,862	37	0.20%
Certificates of deposit	448,883	1,847	1.65%	380,664	1,428	1.50%
Total deposits	659,355	2,045	1.24%	583,530	1,588	1.09%
Advance payments by borrowers	8,045	1	0.05%	6,596	1	0.06%
Borrowings	28,595	204	2.86%	10,648	32	1.21%
Total interest-bearing liabilities	695,995	2,250	1.30%	600,774	1,621	1.08%
Non-interest-bearing liabilities:
Non-interest-bearing demand	89,935	—		89,793	—
Other non-interest-bearing liabilities	5,104	—		3,396	—
Total non-interest-bearing liabilities	95,039	—		93,189	—
Total liabilities	791,034	2,250		693,963	1,621
Total equity	167,265			94,938
Total liabilities and total equity	$958,299		1.30%	$788,901		1.08%
Net interest income		$9,133			$8,083
Net interest rate spread (3)			3.64%			4.07%
Net interest-earning assets (4)	$228,880			$154,559
Net interest margin (5)			3.96%			4.29%
Average interest-earning assets to
interest-bearing liabilities			132.89%			125.73%

(1)Annualized where appropriate.

(2)Includes FHLB demand accounts and FHLB stock dividends.

(3)Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.

(4)Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(5)Net interest margin represents net interest income divided by average total interest-earning assets.

PDL Community Bancorp and Subsidiaries

Average Balance Sheets – Year-to-date

	For the Six Months Ended June 30,
	2018			2017
	Average			Average
	Outstanding		Average	Outstanding		Average
	Balance	Interest	Yield/Rate (1)	Balance	Interest	Yield/Rate (1)
	(Dollars in thousands)
Interest-earning assets:
Loans	$830,114	$21,439	5.21%	$685,883	$18,172	5.34%
Available-for-sale securities	28,478	209	1.48%	43,246	273	1.27%
Other (2)	49,852	445	1.80%	10,862	52	0.97%
Total interest-earning assets	908,444	22,093	4.90%	739,991	18,497	5.04%
Non-interest-earning assets	34,414			33,229
Total assets	$942,858			$773,220
Interest-bearing liabilities:
Savings accounts	$125,308	$279	0.45%	$127,890	$245	0.39%
Interest-bearing demand	80,837	102	0.25%	73,502	64	0.18%
Certificates of deposit	439,614	3,597	1.65%	371,617	2,744	1.49%
Total deposits	645,759	3,978	1.24%	573,009	3,053	1.07%
Advance payments by borrowers	7,313	2	0.06%	5,766	2	0.07%
Borrowings	23,409	303	2.61%	11,795	61	1.04%
Total interest-bearing liabilities	676,481	4,283	1.28%	590,570	3,116	1.06%
Non-interest-bearing liabilities:
Non-interest-bearing demand	94,625	—		84,957	—
Other non-interest-bearing liabilities	5,096	—		3,322	—
Total non-interest-bearing liabilities	99,721	—		88,279	—
Total liabilities	776,202	4,283		678,849	3,116
Total equity	166,656			94,371
Total liabilities and total equity	$942,858		1.28%	$773,220		1.06%
Net interest income		$17,810			$15,381
Net interest rate spread(3)			3.63%			3.98%
Net interest-earning assets (4)	$231,963			$149,421
Net interest margin (5)			3.95%			4.19%
Average interest-earning assets to
interest-bearing liabilities			134.29%			125.30%

(1)Annualized where appropriate.

(2)Includes FHLB demand accounts and FHLB stock dividends.

(3)Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.

(4)Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(5)Net interest margin represents net interest income divided by average total interest-earning assets.